                                                                   EXHIBIT 10.14


      Name, Address and Telephone Nos. of Attorney(s)      Space Below for Use
*J. David Black (#44860)         (408) 998-1952            of Court Clerk Only
Ellen McGinty King (#71490)
*Marily P. Lerner (#114559)
*Jackson Tufts Cole & Black, LLP
*69 S. Market Street, 10th Floor
*San Jose, CA 95113


Attorney(s) for Defendants
               ......................................
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

                                     ****
                                     ****
       SUPERIOR COURT OF CALIFORNIA, COUNTY OF SANTA CLARA
   ..................                          ...............
   (SUPERIOR, MUNICIPAL or JUSTICE)

     .........................................................................
      (NAME OF MUNICIPAL OR JUSTICE COURT DISTRICT OR OF BRANCH COURT, IF ANY)

PLAINTIFF(s): CIRRUS LOGIC, INC., a                                      CASE NUMBER CV 745373
  California Corporation,

                                                                              REQUEST FOR DISMISSAL
                                                                                 TYPE OF ACTION

   DEFENDANT(s): PRAKASH AGARWAL, CHESTER                                [_] PERSONAL INJURY, PROPERTY DAMAGE AND WRONGFUL DEATH:
*BASSETTI, KAMRAN ELAHIAN, CLEMENT LEUNG,                                        [_] MOTOR VEHICLE      [_] OTHER
*RANGANATHAN PARAMESWARAIYER, DEEPRAJ PUAR,                              [_] DOMESTIC RELATIONS         [_] EMINENT DOMAIN
*NEOMAGIC, INC., a California Corp.                                       XX  OTHER: (SPECIFY) Breach of Fiduciary Duty, **
                (Abbreviated Title)                                      --
-------------------------------------------

TO THE CLERK: Please dismiss this action as follows: (Check applicable boxes)
1. [XX] With prejudice        [_] Without prejudice
2. [XX] Entire action         [_] Complaint only     [_] Petition only         [_] Cross-complaint only
   [_]  Other: (Specify)*




Dated: June 17, 1996                                                       /s/ Annette P. Carnegie
      ...........................................................        ---------------------------------------------------------
*If dismissed requested is of specified parties only, of specified         Attorney(s) for Plaintiff, Cirrus Logic, Inc.
 causes of action only or of specified  cross-complaints only, so                  ........................................
 state and identify the parties, causes of action or cross-complaints
 to be dismissed.                                                                Annette P. Carnegie
                                                                         ---------------------------------------------------------
                                                                                     (Type of print attorney(s) name(s))

----------------------------------------------------------------------------------------------------------------------------------

TO THE CLERK: Consent to the above dismissal is hereby given.**

Dated: June 18, 1996                                                           /s/ Ellen McGinty King
      ...........................................................        ---------------------------------------------------------
**When a cross-complaint (or Response (Marriage) seeking affirma-       Attorney(s) for, Cross-complaints, Agarwal,
  tive relief is on file, the attorneys for the cross-complainant                                                        et 2
  (respondent) must sign this consent when required by CCP
  581(1), (2) or (5).                                                        Ellen McGinty King
                                                                         ---------------------------------------------------------
                                                                                   (Type or print attorney(s) name(s))

----------------------------------------------------------------------------------------------------------------------------------

(To be completed by clerk)
     Dismissal entered as requested on JUN 18 1996
                                       ...........................................................................................
[_]  Dismissal entered on ............................................as to only..................................................
[_]  Dismissal not entered as requested for the following reasons(s), and attorney(s) notified on ................................

                                                                               Stephen Love
                                                                               County Clerk
                                                                         --------------------------------------------------- Clerk
                                                                               ?????????????

                    June ? - 1996
Dated............................................................        By________________________________________________ Deputy
----------------------------------------------------------------------------------------------------------------------------------

   Form adopted by Rule 982 at                                                                                CCP 581. etc:
The Judicial Council of California                       REQUEST FOR DISMISSAL                          Cal. Rules of Court.
   Revised Effective July 1 1972                                                                               Rule 1233
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                      Confidential Treatment Requested

                             SETTLEMENT AGREEMENT
                             --------------------

     This AGREEMENT ("Settlement Agreement") is made as of March 8, 1996 by and between Cirrus Logic, Inc. (hereinafter "Cirrus") on the one hand and NeoMagic Corporation (hereinafter "NeoMagic"), Prakash Agarwal, Chester Bassetti, Kamran Elahian, Clement Leung, Ranganathan Parameswaraiyer, and Deepraj Puar (the six individuals hereinafter collectively referred to as "Founders") on the other hand.

     WHEREAS Cirrus has instituted an action against NeoMagic and Founders in the Superior Court of the State of California in and for the County of Santa Clara (Case No. CV745373), and NeoMagic and certain of the Founders have filed cross-claims against Cirrus therein (hereinafter "the Pending Action") and the parties to the Pending Action desire to settle said action and resolve disputes between them on the terms and conditions set forth hereinafter, and

     WHEREAS Cirrus and NeoMagic own, and/or have or may have rights in, various patents issued, and applications for patents pending, in various countries of the world, as to which they desire to exchange non-exclusive licenses with each other as hereinafter provided;

     NOW, THEREFOR, in consideration of the mutual covenants, conditions and releases contained herein, it is hereby stipulated and agreed between the parties hereto as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.   The terms listed below shall be defined as follows:

          a) "Cirrus Subsidiary" shall mean a corporation, company, or other entity, more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority), are now or hereafter owned or controlled, directly or indirectly, by Cirrus; or if such entity does not have outstanding shares or securities (as may be the case in a partnership, joint venture, or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right to make decisions for such entity is now or hereafter owned or controlled, directly or indirectly, by Cirrus, but such corporation, company or other entity shall be deemed to be a Cirrus Subsidiary only so long as such ownership or control exists.

          b) "Employee" shall mean one or more of the individuals identified on Exhibit A attached hereto.

          c) "Reference Date" shall mean January 28, 1994, which date NeoMagic hereby represents to be seven calendar months subsequent to the date on which the Employees, and each of them, were first employed by NeoMagic.

          d) "Subject Patents" shall mean any and all patents, reissues, continuations, continuations in part, and all other patent rights issued in any country which claim and/or disclose one or more logic circuits with embedded DRAM, regardless of whether the claim and/or disclosure involves the architecture, design, manufacturing, assembly, testing or any other aspect of one or more logic circuits with embedded DRAM.

          e) "Subject Interference" shall mean a Patent Office interference between a Cirrus patent application or issued patent, on the one hand, and a NeoMagic patent application or issued patent, on the other hand, if, but only if, (a) the interference involves one or more claims invented by an Employee and
(b) the date of conception for such claim or claims is prior to the Reference Date.

                                  ARTICLE II
                              CIRRUS AND NEOMAGIC

     1. Neomagic hereby grants to Cirrus and any Cirrus Subsidiary a non-exclusive, worldwide, irrevocable, fully-paid and royalty-free license to all Subject Patents assigned or assignable to NeoMagic which name as an inventor an Employee, provided that the application for any such Subject Patent was filed, or was entitled to an effective filing date, prior to the Reference Date. The term of said license shall be for the life of the patents, and shall include the right to make, have made, use and sell the patented invention(s), including the right to act as a foundry. The license granted in this paragraph 1 is not assignable without the prior written consent of NeoMagic. NeoMagic hereby releases, acquits and forever discharges Cirrus from any and all past, present and future liability for all direct, contributory or other infringement, or alleged infringement of any and all Subject Patents licensed, or to be licensed, to Cirrus pursuant to this paragraph 1.

     2. NeoMagic also hereby grants to Cirrus the royalty-free right to sublicense to third parties the Subject Patents licensed in paragraph 1 above, provided that such sublicense rights are not assignable by the sublicensee(s), and do not extend beyond a period of five (5) years from the date of this Settlement Agreement, i.e., beyond March 7, 2001.

     3. [*]

        [*]

[*]  Confidential Treatment Requested

[*]

[*]

     4. With respect to any issued Subject Patent assigned to or assignable to NeoMagic, the application for which was filed or was entitled to an effective filing date prior to the Reference Date, NeoMagic shall, within thirty (30) days of the issuance of the Subject Patent, give written notice to Cirrus of the issuance of the Subject Patent and shall provide Cirrus with a copy of the issued Subject Patent.

     5. For a period of three (3) years from the date hereof, Cirrus and NeoMagic each agree that neither shall solicit for employment, or cause to be solicited for employment by any third party, any individual who is at the time of such solicitation an employee of the non-soliciting party. The provisions of this paragraph shall not apply to solicitation of individuals who were terminated by, or who received notice of termination from, the non-soliciting party prior to the solicitation. The provisions of this paragraph shall not restrict Cirrus or NeoMagic from discussing employment opportunities with, or from hiring, current or former employees of the other party so long as neither Cirrus nor NeoMagic initiates the contact with the employee concerning possible employment opportunities.

     6. For a period of five (5) years from the date hereof, in the event of any dispute between Cirrus and NeoMagic, Cirrus and NeoMagic agree to attempt to resolve the dispute by negotiation and, failing success at such negotiation, agree to submit to mediation of that dispute upon mutually acceptable terms and conditions before either side commences any other proceeding. If the parties are unable to agree to terms and conditions for a mediation, the

[*]  Confidential Treatment Requested
mediation will proceed pursuant to the then-existing rules for mediation of the American Arbitration Association.

          7. Cirrus and NeoMagic hereby release and discharge each other and each other's respective officers, directors, agents, employees, representatives, attorneys and insurers from every claim, demand, cause of action or suit existing prior to the date hereof including, but not limited to, all claims arising from, related to, or which could have been asserted in the Pending Action, with the sole exception of claims, if any, for patent, trademark or copyright infringement not covered by the licenses granted herein. Except as to claims expressly reserved herein, all rights under Section 1542 of the California Civil Code are expressly waived, both Cirrus and NeoMagic realizing and understanding that Section 1542 provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                                  ARTICLE III
                              CIRRUS AND FOUNDERS

          1. Cirrus hereby releases and discharges Founders, and each of them, and their respective heirs, beneficiaries, agents, representatives, attorneys and insurers from every claim, demand, cause of action or suit existing prior to the date hereof including, but not limited to, all claims arising from, related to, or which could have been asserted in the Pending Action. Cirrus expressly waives all rights under Section 1542 of the California Civil Code, realizing and understanding that Section 1542 provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          2. Founders, and each of them, hereby release and discharge Cirrus and its officers, directors, agents, employees, representatives, attorneys and insurers from every claim, demand, cause of action or suit existing prior to the date hereof including, but not limited to, all claims arising from, related to, or which could have been asserted in the Pending Action. Founders, and each of them, expressly waive all rights under Section 1542 of the California Civil Code, realizing and understanding that Section 1542 provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM

     MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     3. Nothing contained in this Settlement Agreement shall be deemed to diminish in any way the continuing obligations of any former Cirrus employee to Cirrus arising from such employee's employment by Cirrus or any employee agreements with Cirrus with respect to Cirrus' proprietary products, trade secrets, confidential information or other proprietary property, and Cirrus' entitlement to enforce its rights therein. The above notwithstanding, nothing contained herein shall prevent or impair the right of NeoMagic and/or Founders to use or disclose in any manner information that: (a) has without the participation or involvement of NeoMagic or Founders become generally known in the industry or to other persons in such a fashion as to defeat its continuing proprietary or confidential status; (b) was independently known to or developed by a third party without any participation or involvement by NeoMagic and/or Founders, or any person acting in cooperation or concern with them, and has been lawfully licensed, transferred or made known to NeoMagic and/or Founders by such third party; or (c) has independently become known to or developed by NeoMagic and/or Founders subsequent to the effective date of this Settlement Agreement without any use, direct or indirect, of Cirrus proprietary products, trade secrets, confidential information or other proprietary property.

                                  ARTICLE IV
                                 MISCELLANEOUS

     1. Within ten (10) days of the execution of this Settlement Agreement, the parties shall file a fully-executed Request for Dismissal with Prejudice of the Pending Action in the form attached hereto as Exhibit B.

     2. This Settlement Agreement effects the compromise and settlement of disputed and contested claims and both Cirrus on the one hand and NeoMagic and Founders on the other hand expressly deny liability of any kind to each other. Nothing contained herein shall be construed as an admission by Cirrus, or NeoMagic, or Founders of any liability of any kind to the other party.

     3. This Settlement Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     4.   Nothing contained in this Settlement Agreement shall be construed as:

          a) a warranty or representation that any manufacture, sale, lease, use or other disposition hereunder will be free from infringement of patents other than those under which and to the extent to which licenses are in force hereunder: or

          b) an agreement to bring or prosecute action or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

          c) conferring any right to use in advertising, publicity, or otherwise, any trademark, tradename or other name, or any contraction, abbreviation or simulation thereof, of either party; or

          d) conferring by implication, estoppel or otherwise, upon any party licensed hereunder, any license or other right under any intellectual property rights except the licenses and rights expressly granted hereunder.

     5. If any term, provision, covenant or condition of this Settlement Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall nevertheless remain in effect and enforceable.

     6. The parties shall maintain the provisions of this Settlement as confidential. The provisions of this Settlement Agreement shall be disclosed by the parties only to their respective counsel and to those within Cirrus and NeoMagic who have a need to know. The parties further agree that disclosure of the provisions of this Settlement Agreement may be made for accounting, financing, insurance, or tax reporting purposes or as may be required in order to comply with the terms of the Settlement Agreement or as otherwise may be required by law or under confidential agreement to a third party in connection with (a) the sale, license, assignment or other disposition of one or more Subject Patents which are then subject to a license right hereunder to the non-disclosing party; or (b) any sublicensing pursuant to the terms of this Settlement Agreement. Any communication concerning the resolution of the Pending Action or the terms of the Settlement Agreement to the press shall be only in the form of an agreed-upon press release. Nothing herein contained shall prevent the parties from disclosing the fact that the Pending Action has been settled and resolved to the satisfaction of all parties, and that the settlement includes the dismissal of the Pending Action and a mutual general release of claims by and between the parties, without further comment.

     7. This Settlement Agreement constitutes the complete agreement between Cirrus, NeoMagic, and Founders relating to the subject matter hereof. Any purported alteration, amendment or waiver of this Settlement Agreement, or any part thereof, shall not be effective unless and until approved by the parties hereto in writing, except that alterations, amendments or waivers of all or
                   ------ ----
portions of Article II of this Settlement Agreement shall be effective if approved in writing by Cirrus and by NeoMagic, with or without the written approval of Founders. This Settlement Agreement supersedes all prior agreements, oral or written, between the parties hereto regarding the subject matter described herein.

     8. No waiver by either party, express or implied, of any breach of any term, condition or obligation of this Settlement Agreement by the other party shall be construed as a waiver on any subsequent breach of that term, condition, or obligation or of any other term, condition, or obligation of this Settlement Agreement of the same or different nature.

     9. This Agreement may be executed in counterparts, each of which shall have the same force and effect as an original.

     10. The parties hereto shall execute all instruments and take all such actions as are reasonably requested and appropriate to effectuate this Settlement Agreement and the express purpose or intention hereof.

     11. Any notice, request or statement hereunder shall be deemed to be sufficiently given or rendered when sent by certified mail, and if given or rendered to Cirrus, addressed to:

          CIRRUS LOGIC, INC.
          3100 West Warren Avenue
          Fremont, California
          Attn: President and CEO

          or, if given or rendered to NeoMagic, addressed to:


          NEOMAGIC CORPORATION
          3260 Jay Street
          Santa Clara, California 95054
          Attn: President and CEO


or in any case, to such changed address or person as NeoMagic or Cirrus shall have specified to the other by written notice.

     12. This Settlement Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the State of California.

     13. All parties hereto have participated, by and through their respective counsel, in the preparation and drafting of this Settlement Agreement. Accordingly, the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Settlement Agreement.


Dated as of March 8, 1996               Cirrus Logic, Inc.

                                        By: /s/ Michael Hackworth
                                            -----------------------------
                                             Michael Hackworth, President

                                        NeoMagic Corporation

                                        By: /s/ Prakash Agarwal
                                            -----------------------------
                                             Prakash Agarwal, President

                                        /s/ Prakash Agarwal
                                        -------------------------------
                                        Prakash Agarwal

                                        /s/ Chester Bassetti
                                        -------------------------------
                                        Chester Bassetti

                                        /s/ Kamran Elahian
                                        -------------------------------
                                        Kamran Elahian

                                        /s/ Clement Leung
                                        -------------------------------
                                        Clement Leung

                                        /s/ Ranganathan Parameswaraiyer
                                        -------------------------------
                                        Ranganathan Parameswaraiyer

                                        /s/ Deepraj Puar
                                        -------------------------------
                                        Deepraj Puar

                                   EXHIBIT A



Former employees of Cirrus Logic, Inc. ("Employee"):

Deepraj Puar
Clement Leung
Chester Bassetti
Ranganathan Parameswaraiyer
Prakash Agarwal